Income Tax - Net deferred tax liability (Details) - Kingswood Acquisition Corp - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets
Organizational costs/Startup expenses	$ 812,823	$ 843,823
Federal Net Operating Loss		20,252
Change in fair value of convertible debt	(40,014)	(31,151)
Total deferred tax assets	772,809	832,924
Valuation Allowance	(812,823)	(864,075)
Deferred tax liability	$ (40,014)	$ (31,151)